UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007 (May 31, 2007)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Plains Exploration & Production Company (“PXP”) filed with the United States Securities and Exchange Commission on June 1, 2007 related to our acquisition from Laramie Energy, LLC (“Laramie”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)(1)	Financial statements of businesses acquired

(b)(1)	Pro forma financial information

On May 31, 2007, PXP closed the previously announced acquisition from Laramie of oil and gas and midstream properties in the Piceance Basin of Colorado covering over 55,000 net acres, over 200 producing/productive wells, over 3,000 additional potential drilling locations, and 40 miles of pipeline and gathering systems. The historical financial information for Laramie and the pro forma financial information for such acquisition are attached hereto as Exhibit 99.1 and Exhibit 99.2 and is incorporated by reference in this Item 9.01.

(d) Exhibits

Exhibit Number	Document
23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Historical financial information.

99.2	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: June 11, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document
23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Historical financial information

99.2	Pro forma financial information